UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2004

GVI SECURITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21295	77-0436410
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2801 Trade Center Drive, Suite 120, Carrollton, Texas 75007 (Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: (972) 245-7353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Pursuant to a Memorandum of Understanding (the “MOU”) entered into November 5, 2004, GVI Security Solutions, Inc. (the “Company”) has entered into an Alliance Agreement with E&S International Enterprises, Inc. (“ESI”) and its subsidiary, SSC, Inc (“SSC”). A copy of the Alliance Agreement has been filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Consistent with the MOU, and pursuant to the Alliance Agreement, ESI (through SSC) acts as the Company’s exclusive distributor to retailers of consumer security products purchased by the Company from manufacturers. ESI purchases these products from the Company at an initial price equal to 108% of the base cost to the Company, subject to downward adjustment if ESI’s gross margins fall below certain specified levels. The Company is responsible for all warranty obligations with respect to the products, including servicing and supporting such products. The Alliance Agreement is for an initial term of three years and will automatically renew for one-year periods unless ESI provides notice to the Company at least 90-day’s prior to the then end of the term of the Agreement of its intention not to renew the Agreement, subject to early termination rights of ESI as set forth in the Alliance Agreement.

Pursuant to the MOU, the Company issued ESI a warrant to purchase 3,000,000 shares of the Company’s common stock at a price of $1.50 per share. In addition, ESI and its affiliates may be issued up to an additional 3,000,000 shares of common stock upon attaining certain sales goals provided for in a Subscription Agreement entered into between the Company and ESI.

Item 3.02 Unregistered Sales of Equity Securities.

As described more fully under Item 1.01 above, pursuant to the MOU, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”) pursuant to Section 4(2) of the Act, the Company issued a warrant to purchase 3,000,000 shares of the Company’s common stock to ESI.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1  Alliance Agreement, dated as of May 5, 2005, between the Company, ESI and SSC.

Exhibit 10.2  Subscription Agreement, dated as of May 5, 2005, between the Company and ESI.

Exhibit 10.3  Warrant to Purchase Common Stock of the Company, dated May 5, 2005, issued to ESI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GVI SECURITY SOLUTIONS, INC.

Date: June 8, 2005	By:	/s/ Nazzareno Paciotti
Name: Nazzareno Paciotti Title: Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

No.	Description

10.1	Alliance Agreement, dated as of May 5, 2005, between the Company, ESI and SSC.

10.2	Subscription Agreement, dated as of May 5, 2005, between the Company and ESI.

10.3	Warrant to Purchase Common Stock of the Company, dated May 5, 2005, issued to ESI.